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                           PAINEWEBBER STRATEGY FUND

                         Supplement to Prospectus dated
                 September 27, 1999 (This Supplement supersedes
                    the Supplements dated November 24, 1999,
               November 29, 1999, March 10, 2000 and May 1, 2000)


Dear Investor,

         The purpose of this supplement is to inform you that PaineWebber Strategy Fund ("Fund") will recommence offering its shares for purchase by existing shareholders and new investors for a limited time.

         The Fund will begin offering its shares for purchase on or about May 8, 2000. The Fund will stop accepting new purchases when purchases of Fund shares and shares of a comparable offshore investment pool* reach approximately $550 million. The Fund will offer its Class A, B, C and Y shares at a price equal to its net asset value per share (plus any applicable sales charge in the case of Class A shares) that is next calculated after the Fund accepts your order. The Fund may withdraw, cancel or modify the offering of shares without notice. The Fund may also refuse any order in whole or in part.

         The following supplements the disclosure under "Exchanging Shares" on page 12: You may not exchange shares of other PaineWebber mutual funds for shares of the Fund. Exchanges of the Fund's shares for other PaineWebber mutual funds' shares will continue as described in the Prospectus.



May 2, 2000




* Shares of the offshore investment pool are available only in those jurisdictions where the sale is authorized and are not available to any U.S. person, including, but not limited to, any citizen or resident of the United States, U.S. partnership and U.S. trust, and are not available to residents of certain other countries.